                                                                     Exhibit A-6

                             Goldfields Gas Pipeline


                                  Duke Energy
                                       |
                                  Duke Capital
                                       |
                                   PanEnergy
                                       |
                                      DESI
                                       |
                                     DEGAD
                                       |
                                      DEI
                                       |
                                      DEG
                                       |
                                 Duke Australia
                                       |
                                Duke WA Holdings
                                       |
                                 Duke WA Power
                                       |
                                       | 11.834%
                            Goldfields Gas Pipeline









Ownership is 100% unless otherwise specified